Execution copy

                            FIRST AMENDMENT TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of December 22, 1998, is by and among PILGRIM GROUP, INC., a Delaware corporation f/k/a PILGRIM AMERICA GROUP, INC. ("PAG"), PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation ("PACC") (together the "Borrowers" and each a "Borrower"), the banks which are signatories hereto pursuant to Section 9.6, the "Banks" and U.S. Bank National Association, a national banking association, one of the Banks as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

                  1. The Agent, the Banks and the Borrowers entered into a Third Amended and Restated Credit Agreement dated as of July 31, 1998 (the "Credit Agreement"); and

                  2. The Borrowers desire to amend certain provisions of the Credit Agreement, and the Banks have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                  Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  2.1 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in alphabetical order:

                           "12b-1 Sale":  The sale by PASI of certain 12b-1 Fees
                  and related Contingent Deferred Sales Charges pursuant to a Pilgrim Program Master Agreement by and among PAG, PAII, PASI, PLT Finance, L.P., Putnam, Lovell, de Guardiola & Thornton
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                  Inc.  and Bankers  Trust  Company,  as Funding and  Collection
                  Agent, dated December 11, 1998, and the other agreements, documents and instruments contemplated thereby, as originally in effect and as amended, supplemented or otherwise modified with the consent of the Agent.

                  2.2 Section 2.7(a) of the Credit Agreement is amended to read in its entirety as follows:

                  2.7(a) Proceeds of Asset Sales. Within one Business Day following the receipt of the initial proceeds of the 12b-1 Sale, the Borrowers shall prepay the Loans, and the Aggregate Commitment Amounts shall be reduced, by an amount equal to Eleven Million Seven Hundred Fifty Thousand Dollars ($11,750,000). Within one Business Day following the sale of any CLO Investments, Advisory Contracts, other 12b-1 Fees and the related Contingent Deferred Sales Charges, or interests therein (including but not limited to stock in Advisory Subsidiaries or other Subsidiaries) by either Borrower or any Subsidiary occurring after the Closing Date, other than further sales of 12b-1 Fees and Contingent Deferred Sales Charges as part of the 12b-1 Sale made on or before December 11, 1999, to the extent the sum of the proceeds of all such sales received after the Closing Date, net of the actual cash expenses and taxes paid or incurred by any Borrower or any Subsidiary thereof in connection with such sales, exceeds Three Million Dollars ($3,000,000), the Borrowers shall prepay the Loans and the Aggregate Commitment Amounts shall be reduced by an amount equal to fifty percent (50%) of such excess; provided, however that this Section 2.7(a) shall not be deemed to authorize any sale or other transfer that would otherwise be prohibited by Section 6.2.

                  Section  3.   Effectiveness  of  Amendments.   The  amendments
contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

                  3.1 This Amendment duly executed by each of the Borrowers.

                  3.2 A Certificate by the Secretary or Assistant Secretary of each of PAG, Pilgrim Securities, Inc., f/k/a Pilgrim America Securities, Inc. ("PASI"), Pilgrim Investments, Inc., f/k/a Pilgrim America Investments, Inc. ("PAII"), and PACC (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of PAG, PASI, PAII, and PACC, other than amendments to change the corporate name of PAG, PAII and PASI (in each case deleting the word "America" from such names) since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the respective entity dated July 31, 1998, and (ii) identifying the

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         officers  of PAG,  PAII,  PASI  and PACC  authorized  to  execute  this
         Amendment  and any other  instrument  or  agreement  to be  executed in
         connection   with  this   Amendment   (collectively,   the   "Amendment
         Documents").

                  3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                  3.4 A consent by PASI in the form of Exhibit A attached to this Amendment, duly executed by PASI.

                  3.5 Confirmation of Security Agreements in the form of Exhibits B-1 and B-2 attached to this Amendment, duly executed by each of PASI and PAII.

                  3.6 The Borrowers shall have performed and complied with such other conditions as specified by the Banks, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

                  Section 4. Representations, Warranties, Authority, No Adverse Claim.

                  4.1 Reassertion of Representations and Warranties, No Default. The Borrowers hereby represent that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in Article IV of the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived.

                  4.2 Authority, No Conflict, No Consent Required. The Borrowers each represent and warrant that each Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment
Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower"s Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the

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execution  and  delivery by such  Borrower of the  Amendment  Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

                  4.3 No Adverse Claim. The Borrowers hereby warrant, acknowledge and agree that no events have been taken place and no circumstances exist at the date hereof which would give the Borrowers a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Banks with respect to the Borrowers" obligations under the Credit Agreement, as amended by this Amendment.

                  Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest and Guaranty. The Banks and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrowers confirm to the Agent that the Borrowers" respective obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Borrowers in favor of the Agent for the benefit of the Banks under the Security Agreement dated as of July 31, 1998 executed by PAG, the Collateral Assignment (Trademarks) dated as of July 31, 1998 executed by PAG, and the Pledge Agreements each dated as of July 31, 1998, and made by each Borrower in favor of the Banks, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

                  Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or

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thereto  shall be held to be  prohibited,  invalid  or  unenforceable  under the applicable law, such provision shall be ineffective in such jurisdiction only to
the  extent  of  such  prohibition,  invalidity  or  unenforceability,   without
invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  Section 8. Successors. The Amendment Documents shall be binding upon the Borrowers and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Banks and their respective successors and assigns.

                  Section 9. Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrowers agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys" fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

                  Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                  Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement to be executed as of the date first above written.

                                         PILGRIM AMERICA CAPITAL
                                         CORPORATION

                                         By __________________________
                                         Title _______________________

                                         Address for Borrower:
                                         Two Renaissance Square, Ste. 1200
                                         40 North Central Avenue
                                         Phoenix, AZ  85004-4424
                                         Attention:  James R. Reis
                                         Telecopier:  (602) 417-8301

                                         PILGRIM GROUP, INC.

                                         By __________________________
                                         Title _______________________

                                         Address for Borrower:
                                         Two Renaissance Square, Ste. 1200
                                         40 North Central Avenue
                                         Phoenix, AZ  85004-4424
                                         Attention:  James M. Hennessy
                                         Telecopier:  (602) 417-8301

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By __________________________
                                         Title _______________________

                                         Address:
                                         U.S. Bank Place - MPFP0702
                                         601 Second Avenue South
                                         Minneapolis, MN 55402-4302
                                         Attention:  Mark A. Bagley
                                         Telecopier:  (612) 973-0832

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                                         BANK ONE ARIZONA, NA

                                         By __________________________
                                         Title _______________________

                                         Address:
                                         201 North Central Avenue
                                         21st Floor AZ1-1178
                                         Phoenix, AZ   85004
                                         Attention:  Michelle Schechner

                                         STATE STREET BANK AND
                                         TRUST COMPANY

                                         By___________________________
                                         Its__________________________

                                         Address:
                                         1776 Heritage Drive
                                         JAB4SW
                                         North Quincy, MA   02171
                                         Attention:  Edward A. Siegel

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